BLACKROCK FUNDS II

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated January 29, 2018 to the Prospectuses of the Fund, each dated April 28, 2017, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectuses:

The section of each Prospectus of the Fund entitled “For More Information — Fund and Service Providers — Accounting Services Provider” is deleted in its entirety and replaced with the following:

ACCOUNTING SERVICES PROVIDER

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

The section of each Prospectus of the Fund entitled “For More Information — Fund and Service Providers — Custodian” is deleted in its entirety and replaced with the following:

CUSTODIAN

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

Shareholders should retain this Supplement for future reference.

PRO-SIO-0118SUP